EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report EarthShell Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated May 17, 2006





                                        By: /s/ Vincent J. Truant
                                            -----------------------
                                            Vincent J. Truant
                                            Chief Executive Officer


                                        By: /s/ D. Scott Houston
                                            -----------------------
                                            D. Scott Houston
                                            Chief Financial Officer